Investor Overview Verra Mobility Q2 Investor Presentation For the Quarter Ended June 30, 2019 Exhibit 99.3

Forward-looking statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to launch new products or services or to profitably expand into new markets; (2) changes in applicable laws or regulations; (3) the possibility that Verra Mobility may be adversely affected by other economic, business or competitive factors; and (4) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies.

Verra Mobility SAFE. SMART. CONNECTED. A global leader in smart transportation, we work alongside our customers to relentlessly develop customized technology solutions to solve complex transportation challenges. Who we are Building safer cities by installing, maintaining and managing leading technology that positively impacts driver behavior and enhances road safety. Enabling smarter roadways by providing the integrated technology to help rental car companies and large fleet operators manage tolls, violations and vehicle registrations. Developing more connected systems by seamlessly connecting people, technology and data across the smart mobility ecosystem. As mobility becomes more complex, connected and automated, Verra Mobility works behind the scenes to help make transportation safer and easier.

We operate in two business segments Who we are Commercial Services Government Solutions 1, What we do The Commercial Services segment generates revenue by providing fully outsourced tolling and violations management and title and registration services to our customers through integrated technologies that both reduce cost and add value. Who we serve Rental Car Companies (RACs) Fleet Management Companies (FMCs) Large Fleet Operators What we do The Government Solutions segment generates revenue by contracting with municipalities and school districts to provide the hardware, software, installation, maintenance and support needed to enforce, issue and successfully adjudicate traffic violations. Who we serve Municipalities Counties School districts Other governmental entities $261M Service Revenue* $139M Service Revenue* * TTM Service Revenue for the period ending June 30, 2019

Toll Management Violations Title and Registration Rental fleet toll collection and management, reducing in-house administrative burdens while providing convenience to the driver – daily or flat fee Commercial fleet toll collection and management driving value for customers Manage toll, parking and photo enforcement violations for rental car and commercial fleets, reducing violation-related expenses and late fees European toll and violation collection and management for issuing authorities for administrative fees* Rental car and commercial fleet title and registration for data management and services fee Providing tolling, violation management and title/registration services Commercial Services $261M Service Revenue* United States & a portion of Canada United States & Europe United States * TTM Service Revenue for the period ending June 30, 2019

Red-Light Safety Cameras Speed Safety Cameras Stop-Arm Safety Cameras Bus Lane Cameras Capture and process images and video of vehicles running red lights Capture and process images and video of vehicles exceeding speed limits Capture and process images and video of vehicles illegally passing school buses Capture and process images and video of vehicles violating city bus lane restrictions Increasing road safety by changing driver behavior Government Solutions $139M Service + $11M Product = $150 Total Revenue * TTM Service Revenue for the period ending June 30, 2019

Leadership, business model and strong financial performance Why invest in Verra Mobility? A market leader with highly differentiated platforms #1 provider of road safety cameras in the U.S. #1 provider of toll and violation management to rental car and fleet management companies in U.S. Contracted, recurring revenue business model Contracts with the three largest U.S. rental car companies Large install base = recurring revenue Proven financial performance Solid financial results with robust margins Strong, free cash flow conversion: EBITDA = 54% CAGR for services over past three years = 9% Platform for future growth Consumer mobility platform European expansion

Strong Pro Forma Revenue Strong revenue and profitability create beneficial cash flow Proven financial performance $296 $333 $349 $389 Services CAGR: 9% 41% Adj. EBITDA CAGR 20% ($ in millions) 53% 48% 54% Improving Net-Debt Leverage Ratio Highly Recurring Revenue 54% Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. Expanding Pro Forma EBITDA and Margins ($ in millions)

Verra Mobility has multiple levers for sustained growth Future growth Further migration to cashless and all-electronic tolling Intensified public attention given to traffic safety issues for drivers, pedestrians, bicyclists and law enforcement Benefit from Strong Industry Tailwind 1 Grow consumer mobility platform with increased adoption and strategic partnerships Leverage existing capabilities to further penetrate ride and car sharing markets Collaborate with OEM’s(1) to connect directly to vehicles electronically, including autonomous vehicles Expand Mobility Platform with New Customer Segments 2 European Tolling & Violations total addressable market is estimated to be $300M Access to over 1M+ RAC and 6M+ European fleet vehicles with existing Verra Mobility customers Expand Globally 3 Increase competitive positioning and strengthen portfolio with highly strategic acquisitions Create value through successful integration and synergy realization Pursue Accretive Acquisitions 4

Evaluation Criteria M&A Principles Strategic Fit: Connect all activities to Verra Mobility’s strategy Find opportunities where Verra Mobility’s and the target’s assets, when combined, can create unique value Financial Discipline: Protect Verra Mobility’s capital: seek returns above the cost of capital required for the deal Integration Focus: Establish close partnership with the broader organization` Ensure cultural fit and change management discipline Establish processes for short and long-term execution and accountability Programmatic Process: Develop a robust and replicable process to identify, execute, and integrate firms into Verra Mobility Discovery Mindset: Cultivate a mindset of discovery; seek to uncover asymmetric information Generate a robust pipeline of potential deals through research, networks, internal contacts, etc. Strong views, weakly held 2 3 4 5 Strategic Fit Financial Discipline Integration Focus Programmatic Process Discovery Mindset 1

APPENDIX

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Verra Mobility (Pre-HTA, Pre-EPC) Adj. Revenue $215.4 $233.4 $232.4 HTA Adj. Revenue 70.5 88.3 103.7 EPC Reported Revenue 10.6 11.1 12.6 Verra Mobility Adj. Pro Forma Revenue $296.4 $332.8 $348.7 Verra Mobility Note: Fiscal year end December 31st. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Verra Mobility (Pre-HTA, Pre-EPC) Reported Services Revenue $193.3 $212.5 $228.2 Adjustments: Non-cash Amortization of Contract Incentive 1.8 1.8 0.3 Sunshine State Tag Agency, Inc. Pre-acquisition Results 9.9 0.8 0.0 Verra Mobility (Pre-HTA, Pre-EPC) Adjusted Services Revenue $205.1 $215.2 $228.5 Verra Mobility (Pre-HTA, Pre-EPC) Reported Product Revenue 10.3 18.2 3.9 Verra Mobility (Pre-HTA, Pre-EPC) Total Adjusted Revenue $215.4 $233.4 $232.4 HTA Reported Revenue $70.5 $88.3 $101.4 Adjustments: Non-cash Amortization of Contract Incentive 0.0 0.0 2.3 HTA Adjusted Revenue $70.5 $88.3 $103.7 EPC Reported Revenue $10.6 $11.1 $12.6 Total Adj. Pro Forma Revenue $296.4 $332.8 $348.7

Verra Mobility Adj. Pro Forma EBITDA Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA $62.7 $87.1 $97.9 HTA Adj. EBITDA 53.7 67.4 80.9 EPC Adj. EBITDA 3.8 4.0 5.0 Verra Mobility Adj. Pro Forma EBITDA $120.2 $158.5 $183.8 Verra Mobility Note: See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC

Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA Reconciliation 2015 – 2017 Unaudited ($ in millions) 2015 2016 2017 Net Income $11.4 $29.0 $19.5 Definitional Adjustments: Depreciation and amortization 37.2 33.8 45.7 Interest expense, net 2.1 2.7 21.7 Income taxes 3.8 18.7 (29.4) Total definitional adjustments $43.1 $55.2 $38.0 Reported EBITDA $54.6 $84.2 $57.5 Adjustments: Transaction and other related expenses 0.0 1.2 32.0 Transformation expenses 0.0 0.0 3.9 Sponsor Fees and expenses 0.0 0.0 4.2 Acquisition earn-out 4.3 0.0 0.0 Non-recurring Severance 2.1 0.0 0.0 Non-cash amortization of contract inducement 1.8 1.8 0.3 Total adjustments $8.2 $2.9 $40.4 Adjusted EBITDA $62.7 $87.1 $97.9 Verra Mobility (Pre-HTA, Pre-EPC)

EPC Adj. EBITDA Reconciliation 2015 – 2017 EPC Unaudited ($ in millions) 2015 2016 2017 Net Income $2.9 $2.3 $3.6 Definitional Adjustments: Depreciation and amortization 0.0 0.0 0.0 Interest expense, net (0.1) (0.0) (0.0) Income taxes 0.8 0.4 1.0 Total definitional adjustments $0.8 $0.4 $1.0 Reported EBITDA $3.7 $2.7 $4.6 Adjustments: Extraordinary expenses add back 0.0 1.3 0.3 Legal fees – appointment of new directors 0.0 0.0 0.0 Board of directors fees add back 0.1 0.0 0.0 Total adjustments 0.1 1.3 0.3 Adjusted EBITDA $3.8 $4.0 $5.0

Verra Mobility Adj. Pro Forma Quarterly Results

1Q18 – 2Q19

Pro Forma Verra Mobility

Unaudited ($ in millions)	Q1 2018 As Reported	Pro Forma HTA	Pro Forma EPC	Q1 2018 Pro Forma	Q2 2018 As Reported	Q3 2018 As Reported	Q4 2018 As Reported	Pro Forma 2018	Q1 2019 As Reported	Q2 2019 As Reported	TTM Q2 2019 As Reported
Service revenue	$69.0	$15.8	$3.0	$87.8	$97.0	$105.2	$93.8	$383.9	$98.1	$103.1	$400.2
Product sales	0.2	-	-	0.2	1.2	2.4	1.3	5.1	0.4	6.5	10.6
Total revenue	$69.2	$15.8	$3.0	$88.0	$98.2	$107.6	$95.1	$388.9	$98.5	$109.6	$410.7
Cost of service revenue	0.8	-	0.4	1.2	1.7	1.7	1.6	6.1	1.4	1.6	6.3
Cost of product sales	0.2	-	-	0.2	0.9	1.4	1.0	3.4	0.3	2.9	5.6
Operating expenses	23.7	4.4	0.8	28.9	28.8	27.8	28.6	114.1	29.3	31.8	117.5
Selling, general and administrative expenses	33.3	12.3	0.6	46.2	27.6	21.7	53.5	148.9	20.6	20.9	116.6
Depreciation, amortization, and (gain) loss on disposal of assets, net	18.5	0.4	0.0	19.0	27.5	28.8	28.5	103.8	28.9	28.8	115.1
Impairment of property and equipment	-	-	-	-	-	-	-	-	-	5.9	5.9
Total costs and expenses	$76.5	$17.0	$1.8	$95.3	$86.4	$81.4	$113.2	$376.4	$80.5	$91.9	$367.1
Income (loss) from operations	(7.3)	(1.2)	1.1	(7.3)	11.8	26.2	(18.1)	12.6	18.0	17.6	43.7
Interest expense, net	12.6	0.0	0.0	12.7	19.6	20.3	17.0	69.6	16.0	15.7	69.0
Loss on extinguishment of debt	10.2	-	-	10.2	-	-	16.3	26.5	-	-	16.3
Other (income) expense, net	(1.3)	-	(0.0)	(1.3)	(2.8)	(2.9)	(1.8)	(8.8)	(2.2)	(3.3)	(10.3)
Total other expense	$21.5	$0.0	($0.0)	$21.5	$16.8	$17.4	$31.6	$87.3	$13.8	$12.3	$75.1
Income (loss) before income taxes	(28.8)	(1.2)	1.2	(28.9)	(5.0)	8.8	(49.7)	(74.7)	4.1	5.3	(31.4)
Income tax provision (benefit)	(6.6)	0.0	0.2	(6.4)	(0.2)	2.3	(11.7)	(16.0)	1.3	1.7	(6.3)
Net (loss) income	($22.2)	($1.2)	$0.9	($22.5)	($4.8)	$6.5	($38.0)	($58.7)	$2.8	$3.6	($25.0)
Bridge to adj. EBITDA											
Net (loss) income	($22.2)	($1.2)	$0.9	($22.5)	($4.8)	$6.5	($38.0)	($58.7)	$2.8	$3.6	($25.0)
Interest expense, net	12.6	0.0	0.0	12.7	19.6	20.3	17.0	69.6	16.0	15.7	69.0
Income tax provision (benefit)	(6.6)	0.0	0.2	(6.4)	(0.2)	2.3	(11.7)	(16.0)	1.3	1.7	(6.3)
Depreciation and amortization	18.6	0.4	0.0	19.0	27.5	28.8	28.5	103.8	28.9	28.9	115.1
EBITDA	**$2.4**	**($0.8)**	**$1.2**	**$2.8**	**$42.0**	**$57.9**	**($4.1)**	**$98.6**	**$49.1**	**$49.8**	**$152.7**
Transaction and other related	18.1	11.5	-	29.6	5.8	1.7	30.9	67.9	-	1.1	33.7
Transformation expense	1.7	-	-	1.7	5.4	0.9	0.7	8.8	0.0	-	1.6
Loss on extinguishment of debt	10.2	-	-	10.2	-	-	16.3	26.5	-	-	16.3
Sponsor Fees and expenses	1.4	-	-	1.4	1.3	1.4	1.3	5.4	0.0	-	2.7
Impairment of property and equipment	-	-	-	-	-	-	-	-	-	5.9	5.9
Stock-based compensation	-	-	-	-	-	-	2.3	2.3	2.1	2.8	7.2
Adjusted EBITDA	**$33.8**	**$10.7**	**$1.2**	**$45.6**	**$54.6**	**$61.9**	**$47.3**	**$209.5**	**$51.3**	**$59.7**	**$220.2**

VERRA MOBILITY

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